Investor Supplement
Second Quarter 2026

Caution Regarding Forward-Looking Statements

This Investor Supplement may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Such statements involve known and unknown risks, uncertainties, and other factors, including but not limited to:

•changes in the frequency and severity of insurance claims;
•claim development and the process of estimating claim reserves;
•the impacts of inflation;
•changes in interest rate environment;
•supply chain disruption;
•product demand and pricing;
•effects of legislative, governmental and regulatory actions;
•heightened competition;
•litigation outcomes and trends;
•investment risks;
•cybersecurity risks or incidents;
•impact of catastrophes; and
•other risks and uncertainties detailed in Kemper’s Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission (“SEC”).

Non-GAAP Financial Measures
This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on pages 27-30.

Kemper Corporation
Investor Supplement
Second Quarter 2026
Table of Contents

Page
Consolidated Financial Highlights	3-4
Consolidated Statements of (Loss) Income	5
Consolidated Balance Sheets	6-7
Consolidated Statements of Cash Flows	8-9
Capital Metrics	10
Debt Outstanding, Federal Home Loan Bank Advances and Ratings	11
Adjusted Segment Summary Results:
Revenues	12
Adjusted Operating (Loss) Income	13
Adjusted Net Operating Income	13
Catastrophe Frequency and Severity	14-15
Specialty Property & Casualty Insurance Segment - Results of Operations and Selected Financial Information	16-17
Personal Automobile Insurance	18
Commercial Automobile Insurance	19
Life Insurance Segment - Results of Operations and Selected Financial Information	20-21
Expenses	22
Details of Investment Performance	23
Details of Invested Assets	24-25
Investments in Limited Liability Companies and Limited Partnerships	26
Definitions of Non-GAAP Financial Measures	27-30

Kemper Corporation Consolidated Financial Highlights (Dollars in Millions, Except Per Share Amounts) (Unaudited)
	Three Months Ended						Six Months Ended
	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Jun 30, 2026	Jun 30, 2025
For Period Ended
Earned Premiums	$1,011.6	$999.3	$1,044.3	$1,133.3	$1,130.8	$1,087.9	$2,010.9	$2,218.7

Net Investment Income	105.4	107.1	103.1	104.8	95.9	101.2	212.5	197.1
Other Income (Loss)	0.5	3.4	(10.6)	2.9	3.1	2.6	3.9	5.7
Change in Fair Value of Equity and Convertible Securities	(1.7)	(1.3)	(1.8)	(2.1)	(0.5)	0.1	(3.0)	(0.4)
Net Investment (Losses) Gains	(23.1)	(1.3)	(3.6)	0.8	(3.7)	1.2	(24.4)	(2.5)
Investment and Other Income	81.1	107.9	87.1	106.4	94.8	105.1	189.0	199.9
Total Revenues	$1,092.7	$1,107.2	$1,131.4	$1,239.7	$1,225.6	$1,193.0	$2,199.9	$2,418.6

Net (Loss) Income	$(466.0)	$(4.4)	$(10.0)	$(24.2)	$69.8	$97.0	$(470.4)	$166.8
Less: Net Loss attributable to Noncontrolling Interest	(1.2)	(2.7)	(2.0)	(3.2)	(2.8)	(2.7)	(3.9)	(5.5)
Net (Loss) Income attributable to Kemper Corporation	$(464.8)	$(1.7)	$(8.0)	$(21.0)	$72.6	$99.7	$(466.5)	$172.3

Adjusted Consolidated Net Operating Income[1]	$26.3	$12.5	$14.6	$20.4	$84.1	$106.4	$38.8	$190.5

Per Unrestricted Common Share Amounts:
Basic:
Net (Loss) Income attributable to Kemper Corporation per Unrestricted Share:	$(7.90)	$(0.03)	$(0.13)	$(0.34)	$1.13	$1.56	$(7.93)	$2.69
Adjusted Consolidated Net Operating Income[1]	$0.45	$0.21	$0.25	$0.33	$1.31	$1.67	$0.66	$2.98
Diluted:
Net (Loss) Income attributable to Kemper Corporation per Unrestricted Share:	$(7.90)	$(0.03)	$(0.13)	$(0.34)	$1.12	$1.54	$(7.93)	$2.66
Adjusted Consolidated Net Operating Income[1]	$0.45	$0.21	$0.25	$0.33	$1.30	$1.65	$0.66	$2.95

Dividends Paid to Shareholders Per Share	$0.32	$0.32	$0.32	$0.32	$0.32	$0.32	$0.64	$0.64

Return on Shareholders' Equity	(17.7)%	(0.3)%	(1.2)%	(3.0)%	9.9%	14.0%	(18.2)%	11.9%
Return on Adjusted Shareholders' Equity[1]	(26.4)%	(0.4)%	(1.9)%	(4.6)%	14.9%	21.0%	(27.9)%	17.9%

[1]Non-GAAP Financial Measure. See pages 27-30 for definition.

Kemper Corporation Consolidated Financial Highlights (Continued) (Dollars in Millions, Except Per Share Amounts) (Unaudited)
	As of
	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025
At Period End
Total Assets	$11,926.3	$12,410.5	$12,472.7	$12,443.4	$12,601.1	$12,467.3
Insurance Reserves	$6,343.2	$6,238.4	$6,198.3	$6,123.6	$5,900.0	$5,867.1
Debt	$944.5	$944.0	$943.5	$943.1	$942.6	$942.1
Kemper Corporation Shareholders’ Equity	$2,192.8	$2,649.6	$2,681.4	$2,732.1	$2,953.4	$2,917.6
Book Value Per Share[2]	$37.22	$45.05	$45.71	$45.38	$46.45	$45.60
Adjusted Book Value Per Share[1,2]	$27.55	$27.79	$28.06	$28.55	$31.01	$30.31
Debt to Total Capitalization[2]	30.1%	26.3%	26.0%	25.7%	24.2%	24.4%

[1]Non-GAAP Financial Measure. See pages 27-30 for definition.
[2]See Capital Metrics on page 10 for detail calculations.

Kemper Corporation
Consolidated Statements of (Loss) Income
(Dollars in Millions, Except Per Share Amounts)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Jun 30, 2026	Jun 30, 2025
Revenues:
Earned Premiums	$1,011.6	$999.3	$1,044.3	$1,133.3	$1,130.8	$1,087.9	$2,010.9	$2,218.7
Net Investment Income	105.4	107.1	103.1	104.8	95.9	101.2	212.5	197.1
Other Income (Loss)	0.5	3.4	(10.6)	2.9	3.1	2.6	3.9	5.7
Change in Fair Value of Equity and Convertible Securities	(1.7)	(1.3)	(1.8)	(2.1)	(0.5)	0.1	(3.0)	(0.4)
Net Realized Investment Gains (Losses)	0.6	0.4	0.8	3.9	(0.1)	0.9	1.0	0.8
Impairment Losses	(23.7)	(1.7)	(4.4)	(3.1)	(3.6)	0.3	(25.4)	(3.3)
Total Revenues	1,092.7	1,107.2	1,131.4	1,239.7	1,225.6	1,193.0	2,199.9	2,418.6
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	818.4	828.8	854.5	924.6	829.1	767.3	1,647.2	1,596.4
Insurance and Other Expenses	272.4	277.0	281.4	339.1	300.0	294.5	549.4	594.5
Interest Expense	8.9	9.3	9.0	9.1	9.0	11.4	18.2	20.4
Goodwill Impairment	460.0	—	—	—	—	—	460.0	—
Total Expenses	1,559.7	1,115.1	1,144.9	1,272.8	1,138.1	1,073.2	2,674.8	2,211.3
(Loss) Income before Income Taxes	(467.0)	(7.9)	(13.5)	(33.1)	87.5	119.8	(474.9)	207.3
Income Tax (Benefit) Expense	(1.0)	(3.5)	(3.5)	(8.9)	17.7	22.8	(4.5)	40.5
Net (Loss) Income	(466.0)	(4.4)	(10.0)	(24.2)	69.8	97.0	(470.4)	166.8
Less: Net Loss attributable to Noncontrolling Interest	(1.2)	(2.7)	(2.0)	(3.2)	(2.8)	(2.7)	(3.9)	(5.5)
Net (Loss) Income attributable to Kemper Corporation	$(464.8)	$(1.7)	$(8.0)	$(21.0)	$72.6	$99.7	$(466.5)	$172.3

Net (Loss) Income attributable to Kemper Corporation per Unrestricted Share:
Basic	$(7.90)	$(0.03)	$(0.13)	$(0.34)	$1.13	$1.56	$(7.93)	$2.69
Diluted	$(7.90)	$(0.03)	$(0.13)	$(0.34)	$1.12	$1.54	$(7.93)	$2.66
Dividends Paid to Shareholders Per Share	$0.32	$0.32	$0.32	$0.32	$0.32	$0.32	$0.64	$0.64
Weighted Average Unrestricted Common Shares Outstanding (in Millions)	58.866	58.743	58.801	61.477	63.939	63.887	58.805	63.913
Weighted-Average Unrestricted Shares and Equivalent Shares Outstanding Assuming Dilution (in Millions)	58.866	58.743	58.801	61.477	64.600	64.653	58.805	64.627

Kemper Corporation Consolidated Balance Sheets (Dollars in Millions) (Unaudited)
	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025

Assets:
Investments:
Fixed Maturities at Fair Value	$6,721.1	$6,672.2	$6,743.3	$6,620.3	$6,669.1	$6,558.6
Equity Securities at Fair Value	309.6	308.4	306.4	302.0	284.1	232.3
Equity Method Limited Liability Investments	183.0	176.1	176.0	174.9	176.2	185.1
Short-term Investments at Cost which Approximates Fair Value	271.4	296.6	313.5	371.2	407.6	545.3
Company-Owned Life Insurance	598.2	586.2	579.2	567.9	557.1	546.5
Loans to Policyholders	279.4	279.6	279.9	279.3	278.6	279.8
Other Investments	282.7	283.9	271.3	287.0	272.8	244.5
Total Investments	8,645.4	8,603.0	8,669.6	8,602.6	8,645.5	8,592.1
Cash	80.3	92.1	124.3	107.4	175.5	115.4
Receivables from Policyholders	966.3	997.1	965.2	1,022.9	1,038.7	1,052.7
Other Receivables	181.8	185.3	184.7	185.0	192.9	189.2
Deferred Policy Acquisition Costs	675.0	669.6	655.4	658.9	658.2	649.7
Goodwill	783.5	1,250.7	1,250.7	1,250.7	1,250.7	1,250.7
Current Income Tax Assets	48.7	40.2	40.7	57.4	57.5	40.9
Deferred Income Tax Assets	97.2	95.2	96.9	66.3	67.6	73.4
Other Assets	381.5	406.2	410.7	422.2	448.5	442.2
Assets of Consolidated Variable Interest Entity:
Fixed Maturities at Fair Value	44.7	47.2	42.1	36.3	33.3	13.7
Short-term Investments at Cost which Approximates Fair Value	9.4	9.2	14.4	17.5	14.9	31.6
Cash	0.9	0.5	1.7	—	1.5	—
Receivables from Policyholders	6.2	7.7	10.4	10.7	11.6	11.9
Other Receivables	0.5	0.5	0.4	0.4	0.2	0.1
Deferred Policy Acquisition Costs	0.8	1.0	1.3	1.4	1.6	1.5
Deferred Income Tax Assets	4.1	5.0	4.2	3.7	2.9	2.2
Total Assets	$11,926.3	$12,410.5	$12,472.7	$12,443.4	$12,601.1	$12,467.3

Kemper Corporation Consolidated Balance Sheets (Dollars in Millions) (Unaudited)
	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025

Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,278.1	$3,238.9	$3,287.5	$3,317.6	$3,235.3	$3,229.5
Property and Casualty	3,065.1	2,999.5	2,910.8	2,806.0	2,664.7	2,637.6
Total Insurance Reserves	6,343.2	6,238.4	6,198.3	6,123.6	5,900.0	5,867.1
Unearned Premiums	1,227.5	1,274.1	1,233.1	1,310.6	1,345.0	1,361.6
Policyholder Obligations	541.1	568.2	608.0	620.0	641.3	632.0
Deferred Income Tax Liabilities	—	4.3	14.8	13.5	14.7	6.6
Accrued Expenses and Other Liabilities	651.7	702.4	762.6	669.5	775.4	715.5
Long-term Debt, Non-Current, at Amortized Cost	944.5	944.0	943.5	943.1	942.6	942.1
Liabilities of Consolidated Variable Interest Entity:
Insurance Reserves	31.1	31.8	29.4	26.3	20.9	14.7
Unearned Premiums	7.4	9.9	12.1	13.6	14.5	14.5
Accrued Expenses and Other Liabilities	2.5	2.3	1.5	1.6	1.2	1.7
Total Liabilities	9,749.0	9,775.4	9,803.3	9,721.8	9,655.6	9,555.8
Kemper Corporation Shareholders’ Equity:
Common Stock	5.9	5.9	5.9	6.0	6.4	6.4
Paid-in Capital	1,738.5	1,732.6	1,723.9	1,737.2	1,859.3	1,863.6
Retained Earnings	653.7	1,137.8	1,157.8	1,216.0	1,345.4	1,308.9
Accumulated Other Comprehensive Loss	(205.3)	(226.7)	(206.2)	(227.1)	(257.7)	(261.3)
Total Kemper Corporation Shareholders’ Equity	2,192.8	2,649.6	2,681.4	2,732.1	2,953.4	2,917.6
Noncontrolling Interest	(15.5)	(14.5)	(12.0)	(10.5)	(7.9)	(6.1)
Total Shareholders’ Equity	2,177.3	2,635.1	2,669.4	2,721.6	2,945.5	2,911.5
Total Liabilities and Shareholders’ Equity	$11,926.3	$12,410.5	$12,472.7	$12,443.4	$12,601.1	$12,467.3

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)
	Six Months Ended
	Jun 30, 2026	Jun 30, 2025
Cash Flows from Operating Activities:
Net (Loss) Income	$(470.4)	$166.8
Adjustments to Reconcile Net (Loss) Income to Net Cash Provided by Operating Activities:
Net Realized Investment Gains	(1.0)	(0.8)
Impairment Losses	25.4	3.3
Depreciation, Amortization and Impairments of Long-Lived Assets	23.2	25.5
Change in Accumulated Undistributed Earnings of Equity Method Limited Liability Investments	(6.7)	6.0
Change in Value of Equity and Convertible Securities	3.0	0.4
Goodwill Impairment	460.0	—
Changes in:
Receivables from Policyholders	3.0	(64.2)
Reinsurance Recoverables	2.4	1.8
Deferred Policy Acquisition Costs	(19.1)	(29.8)
Insurance Reserves	189.1	87.3
Unearned Premiums	(10.3)	84.2
Income Taxes	(23.2)	18.4
Other	(56.1)	(29.3)
Net Cash Provided by Operating Activities	119.3	269.6

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)
	Six Months Ended
	Jun 30, 2026	Jun 30, 2025

Net Cash Provided by Operating Activities (Carryforward from page 8)	119.3	269.6

Cash Flows from Investing Activities:
Proceeds from the Sales, Calls and Maturities of Fixed Maturities	582.8	525.4
Proceeds from the Sales or Paydowns of Investments:
Equity Securities	20.7	12.0
Real Estate Investments	0.1	—
Mortgage Loans	78.2	53.5
Other Investments	10.9	12.6
Purchases of Investments:
Fixed Maturities	(643.0)	(668.8)
Equity Securities	(24.0)	(77.4)
Real Estate Investments	(1.5)	(1.0)
Company-Owned Life Insurance	(1.6)	—
Mortgage Loans	(83.6)	(108.3)
Other Investments	(34.9)	(28.1)
Net Sales of Short-term Investments	47.9	650.6
Acquisition of Software and Long-lived Assets	(22.3)	(15.3)
Settlement Proceeds from Company-Owned Life Insurance	6.3	2.9
Other	4.3	3.3
Net Cash (Used in) Provided by Investing Activities	(59.7)	361.4

Cash Flows from Financing Activities:
Repayment of Long-term Debt	—	(450.0)
Proceeds from Policyholder Contract Obligations	—	30.0
Repayment of Policyholder Contract Obligations	(68.1)	(26.7)
Proceeds from Shares Issued under Employee Stock Purchase Plan	1.6	1.8
Common Stock Repurchases	—	(32.5)
Dividends Paid	(37.6)	(41.0)
Other	(0.3)	(1.0)
Net Cash Used in Financing Activities	(104.4)	(519.4)

Net (decrease) increase in cash[1]	(44.8)	111.6
Cash, Beginning of Year[1]	126.0	65.4
Cash, End of Period[1]	$81.2	$177.0
[1]Includes amounts attributable to Kemper Reciprocal reported as noncontrolling interest.

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)
	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025
Book Value Per Share
Book Value Per Share	$37.22	$45.05	$45.71	$45.38	$46.45	$45.60
Adjusted Book Value Per Share[1]	$27.55	$27.79	$28.06	$28.55	$31.01	$30.31

Debt and Total Capitalization
Debt	$944.5	$944.0	$943.5	$943.1	$942.6	$942.1
Kemper Corporation Shareholders’ Equity	2,192.8	2,649.6	2,681.4	2,732.1	2,953.4	2,917.6
Total Capitalization	$3,137.3	$3,593.6	$3,624.9	$3,675.2	$3,896.0	$3,859.7
Ratio of Debt to Kemper Corporation Shareholders’ Equity	43.1%	35.6%	35.2%	34.5%	31.9%	32.3%
Ratio of Debt to Total Capitalization	30.1%	26.3%	26.0%	25.7%	24.2%	24.4%

Debt	$944.5	$944.0	$943.5	$943.1	$942.6	$942.1

Kemper Corporation Shareholders’ Equity	$2,192.8	$2,649.6	$2,681.4	$2,732.1	$2,953.4	$2,917.6
Less: Accumulated Other Comprehensive Loss	(205.3)	(226.7)	(206.2)	(227.1)	(257.7)	(261.3)
Kemper Corporation Shareholders’ Equity Excluding Accumulated Other Comprehensive Loss	$2,398.1	$2,876.3	$2,887.6	$2,959.2	$3,211.1	$3,178.9
Total Capitalization Excluding Accumulated Other Comprehensive Loss	$3,342.6	$3,820.3	$3,831.1	$3,902.3	$4,153.7	$4,121.0
Ratio of Debt to Kemper Corporation Shareholders’ Equity Excluding Accumulated Other Comprehensive Loss	39.4%	32.8%	32.7%	31.9%	29.4%	29.6%
Ratio of Debt to Total Capitalization Excluding Accumulated Other Comprehensive Loss	28.3%	24.7%	24.6%	24.2%	22.7%	22.9%

Parent Company Liquidity[2]
Kemper Holding Company Cash and Investments[3]	$130.0	$80.2	$145.4	$156.8	$223.2	$161.3
Borrowings Available Under Credit Agreement	350.0	600.0	600.0	600.0	600.0	600.0
Parent Company Liquidity	$480.0	$680.2	$745.4	$756.8	$823.2	$761.3

Capital Returned to Shareholders
Cash Dividends Paid[4]	$19.3	$18.3	$18.9	$19.7	$20.8	$20.2
[1]Non-GAAP Financial Measure. See pages 27-30 for definition.
[2]Excludes borrowings available from subsidiaries
[3]Includes Kemper's direct non-insurance subsidiaries
[4]Three Months Ended

Kemper Corporation
Debt Outstanding, Federal Home Loan Bank Advances and Ratings
(Dollars in Millions)
(Unaudited)

	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025
Kemper Corporation:
Non-Current:
2.400% Senior Notes due September 30, 2030	$398.1	$398.0	$397.9	$397.8	$397.7	$397.6
3.800% Senior Notes due February 23, 2032	397.2	397.1	396.9	396.8	396.7	396.6
5.875% Fixed-Rate Reset Junior Subordinated Debentures Due 2062	149.2	148.9	148.7	148.5	148.2	147.9
Long-term Debt Outstanding at Amortized Cost	$944.5	$944.0	$943.5	$943.1	$942.6	$942.1

Federal Home Loan Bank Advances to Insurance Subsidiaries:
Reported as Policyholder Contract Liabilities:
Federal Home Loan Bank of Chicago	$448.4	$475.0	$513.8	$525.2	$546.2	$536.2

	A.M. Best	Moody’s	S&P	Fitch
As of Date of Financial Supplement
Kemper Debt Ratings:
Senior Unsecured Debt	bbb-	Baa3	BBB-	BBB-
Junior Unsecured Debt	bb	Ba1	BB	BB
Insurance Company Financial Strength Ratings:
Trinity Universal Insurance Company	A-	A3	A-	A-
United Insurance Company of America	A-	A3	A-	A-

Kemper Corporation
Segment Revenues
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Jun 30, 2026	Jun 30, 2025
Revenues:
Specialty Property & Casualty Insurance:
Earned Premiums:
Personal Automobile	$647.4	$647.0	$696.8	$785.1	$789.3	$753.7	$1,294.4	$1,543.0
Commercial Automobile	249.2	238.2	238.6	232.2	221.5	208.5	487.4	430.0
Total Specialty Property & Casualty Insurance Earned Premiums	896.6	885.2	935.4	1,017.3	1,010.8	962.2	1,781.8	1,973.0
Net Investment Income	53.7	55.3	57.3	53.8	49.6	50.5	109.0	100.1
Other Income	1.3	2.7	2.4	2.5	2.7	1.3	4.0	4.0
Total Specialty Property & Casualty Insurance Revenues	951.6	943.2	995.1	1,073.6	1,063.1	1,014.0	1,894.8	2,077.1
Life Insurance:
Earned Premiums	102.7	100.8	93.4	99.8	100.5	99.7	203.5	200.2
Net Investment Income	49.3	48.7	47.1	48.0	44.7	48.4	98.0	93.1
Other Income	0.4	0.3	0.2	0.4	0.3	0.7	0.7	1.0
Total Life Insurance Revenues	152.4	149.8	140.7	148.2	145.5	148.8	302.2	294.3
Total Segment Revenues	1,104.0	1,093.0	1,135.8	1,221.8	1,208.6	1,162.8	2,197.0	2,371.4
Change in Fair Value of Equity and Convertible Securities	(1.7)	(1.3)	(1.8)	(2.1)	(0.5)	0.1	(3.0)	(0.4)
Non-Core Operations	14.4	15.4	17.5	18.2	21.3	27.9	29.8	49.2
Net Realized Investment Gains (Losses), Impairment Losses, and Other	(24.0)	0.1	(20.1)	1.8	(3.8)	2.2	(23.9)	(1.6)
Total Revenues	$1,092.7	$1,107.2	$1,131.4	$1,239.7	$1,225.6	$1,193.0	$2,199.9	$2,418.6

Kemper Corporation
Segment Adjusted Operating Results
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Jun 30, 2026	Jun 30, 2025
Segment Adjusted Operating Income (Loss):
Specialty Property & Casualty Insurance	$19.3	$(0.7)	$3.1	$7.9	$98.9	$122.1	$18.6	$221.0
Life Insurance	21.6	21.2	23.5	22.1	14.3	20.2	42.8	34.5
Total Segment Adjusted Operating Income	40.9	20.5	26.6	30.0	113.2	142.3	61.4	255.5
Corporate and Other Adjusted Operating Loss	(11.6)	(10.3)	(12.5)	(12.3)	(11.3)	(14.1)	(21.9)	(25.4)
Less: Loss before Income Taxes attributable to Noncontrolling Interest	(0.2)	(3.4)	(2.6)	(4.1)	(3.4)	(3.5)	(3.6)	(6.9)
Adjusted Consolidated Operating Income	29.5	13.6	16.7	21.8	105.3	131.7	43.1	237.0
(Loss) Income From:
Change in Fair Value of Equity and Convertible Securities	(1.7)	(1.3)	(1.8)	(2.1)	(0.5)	0.1	(3.0)	(0.4)
Net Realized Investment Gains (Losses)	0.6	0.4	0.8	3.9	(0.1)	0.9	1.0	0.8
Impairment Losses	(23.7)	(1.7)	(4.4)	(3.1)	(3.6)	0.3	(25.4)	(3.3)
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	(11.8)	(6.3)	(18.3)	(22.9)	(4.8)	(5.3)	(18.1)	(10.1)
Debt Extinguishment and Other Charges	—	—	—	—	—	0.5	—	0.5
Goodwill Impairment	(460.0)	—	—	—	—	—	(460.0)	—
Non-Core Operations	0.3	(9.2)	(3.9)	(26.6)	(5.4)	(4.9)	(8.9)	(10.3)
(Loss) Income before Income Taxes attributable to Kemper Corporation	$(466.8)	$(4.5)	$(10.9)	$(29.0)	$90.9	$123.3	$(471.3)	$214.2

Segment Adjusted Net Operating Income:
Specialty Property & Casualty Insurance	$15.8	$0.1	$2.6	$7.6	$79.0	$97.9	$15.9	$176.9
Life Insurance	18.3	18.0	20.1	18.6	12.6	17.2	36.3	29.8
Total Segment Adjusted Net Operating Income	34.1	18.1	22.7	26.2	91.6	115.1	52.2	206.7
Corporate and Other Adjusted Net Operating Loss	(9.0)	(8.3)	(10.1)	(9.0)	(10.3)	(11.4)	(17.3)	(21.7)
Less: Net Loss attributable to Noncontrolling Interest	(1.2)	(2.7)	(2.0)	(3.2)	(2.8)	(2.7)	(3.9)	(5.5)
Adjusted Consolidated Net Operating Income[1]	26.3	12.5	14.6	20.4	84.1	106.4	38.8	190.5
Net (Loss) Income From:
Change in Fair Value of Equity and Convertible Securities	(1.4)	(1.0)	(1.4)	(1.7)	(0.4)	0.1	(2.4)	(0.3)
Net Realized Investment Gains (Losses)	0.5	0.3	0.6	3.1	(0.1)	0.7	0.8	0.6
Impairment Losses	(18.8)	(1.3)	(3.4)	(2.5)	(2.8)	0.2	(20.1)	(2.6)
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	(11.6)	(5.0)	(15.5)	(19.6)	(3.8)	(4.2)	(16.6)	(8.0)
Debt Extinguishment and Other Charges	—	—	—	—	—	0.4	—	0.4
Goodwill Impairment	(460.0)	—	—	—	—	—	(460.0)	—
Non-Core Operations	0.2	(7.2)	(2.9)	(20.7)	(4.4)	(3.9)	(7.0)	(8.3)
Net (Loss) Income attributable to Kemper Corporation	$(464.8)	$(1.7)	$(8.0)	$(21.0)	$72.6	$99.7	$(466.5)	$172.3

[1]Non-GAAP Financial Measure. See pages 27-30 for definition.

Kemper Corporation
Catastrophe Frequency and Severity
(Dollars in Millions)
(Unaudited)

Three Months Ended June 30, 2026
	Specialty Property & Casualty Insurance Segment		Life Insurance Segment		Non-Core Operations		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event[1]:
Below $5	29	$6.1	19	$0.3	13	$(0.1)	33	$1.3
$5 - $10	—	—	—	—	—	—	1	5.0
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	29	$6.1	19	$0.3	13	$(0.1)	34	$6.3

Three Months Ended June 30, 2025
	Specialty Property & Casualty Insurance Segment		Life Insurance Segment		Non-Core Operations		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event[1]:
Below $5	18	$5.3	15	$0.7	14	$1.7	19	$7.7
$5 - $10	—	—	—	—	—	—	—	—
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	18	$5.3	15	$0.7	14	$1.7	19	$7.7

[1]Current accident year net incurred catastrophe Losses and LAE only.

Kemper Corporation
Catastrophe Frequency and Severity (continued)
(Dollars in Millions)
(Unaudited)

Six Months Ended June 30, 2026
	Specialty Property & Casualty Insurance Segment		Life Insurance Segment		Non-Core Operations		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event[1]:
Below $5	29	$7.4	19	$0.4	13	$2.3	33	$5.1
$5 - $10	—	—	—	—	—	—	1	5.0
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	29	$7.4	19	$0.4	13	$2.3	34	$10.1

Six Months Ended June 30, 2025
	Specialty Property & Casualty Insurance Segment		Life Insurance Segment		Non-Core Operations		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event[1]:
Below $5	33	$9.1	26	$1.0	25	$4.7	34	$14.8
$5 - $10	—	—	—	—	—	—	—	—
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	33	$9.1	26	$1.0	25	$4.7	34	$14.8

[1]Current accident year net incurred catastrophe Losses and LAE only.

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Jun 30, 2026	Jun 30, 2025
Results of Operations
Net Premiums Written	$854.7	$925.0	$860.3	$982.2	$1,001.5	$1,068.8	$1,779.7	$2,070.3

Total Specialty P&C:
Personal Automobile	$647.4	$647.0	$696.8	$785.1	$789.3	$753.7	$1,294.4	$1,543.0
Commercial Automobile	249.2	238.2	238.6	232.2	221.5	208.5	487.4	430.0
Earned Premiums	896.6	885.2	935.4	1,017.3	1,010.8	962.2	1,781.8	1,973.0
Net Investment Income	53.7	55.3	57.3	53.8	49.6	50.5	109.0	100.1
Other Income	1.3	2.7	2.4	2.5	2.7	1.3	4.0	4.0
Total Revenues	951.6	943.2	995.1	1,073.6	1,063.1	1,014.0	1,894.8	2,077.1
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	732.7	742.8	780.0	798.7	730.1	682.3	1,475.5	1,412.4
Catastrophe Losses and LAE	6.1	1.3	1.4	1.0	5.3	3.8	7.4	9.1
Prior Years:
Non-catastrophe Losses and LAE	9.1	3.2	9.3	51.4	13.6	0.5	12.3	14.1
Catastrophe Losses and LAE	0.1	0.4	(0.8)	—	0.4	0.2	0.5	0.6
Total Incurred Losses and LAE	748.0	747.7	789.9	851.1	749.4	686.8	1,495.7	1,436.2
Insurance Expenses	184.3	196.2	202.1	214.6	214.8	205.1	380.5	419.9
Segment Adjusted Operating Income (Loss)	19.3	(0.7)	3.1	7.9	98.9	122.1	18.6	221.0
Income Tax Expense (Benefit)	3.5	(0.8)	0.5	0.3	19.9	24.2	2.7	44.1
Total Segment Adjusted Net Operating Income	$15.8	$0.1	$2.6	$7.6	$79.0	$97.9	$15.9	$176.9
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	81.7%	84.0%	83.4%	78.5%	72.3%	70.9%	82.8%	71.6%
Current Year Catastrophe Losses and LAE Ratio	0.7	0.1	0.1	0.1	0.5	0.4	0.4	0.5
Prior Years Non-catastrophe Losses and LAE Ratio	1.0	0.4	1.0	5.1	1.3	0.1	0.7	0.7
Prior Years Catastrophe Losses and LAE Ratio	—	—	(0.1)	—	—	—	—	—
Total Incurred Loss and LAE Ratio	83.4	84.5	84.4	83.7	74.1	71.4	83.9	72.8
Insurance Expense Ratio	20.6	22.2	21.6	21.1	21.3	21.3	21.4	21.3
Combined Ratio	104.0%	106.7%	106.0%	104.8%	95.4%	92.7%	105.3%	94.1%
Underlying Combined Ratio[1]
Current Year Non-catastrophe Losses and LAE Ratio	81.7%	84.0%	83.4%	78.5%	72.3%	70.9%	82.8%	71.6%
Insurance Expense Ratio	20.6	22.2	21.6	21.1	21.3	21.3	21.4	21.3
Underlying Combined Ratio	102.3%	106.2%	105.0%	99.6%	93.6%	92.2%	104.2%	92.9%
Non-GAAP Measure Reconciliation
Combined Ratio as Reported	104.0%	106.7%	106.0%	104.8%	95.4%	92.7%	105.3%	94.1%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.7	0.1	0.1	0.1	0.5	0.4	0.4	0.5
Prior Years Non-catastrophe Losses and LAE Ratio	1.0	0.4	1.0	5.1	1.3	0.1	0.7	0.7
Prior Years Catastrophe Losses and LAE Ratio	—	—	(0.1)	—	—	—	—	—
Underlying Combined Ratio	102.3%	106.2%	105.0%	99.6%	93.6%	92.2%	104.2%	92.9%
[1]Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information (continued)
(Dollars in Millions)
(Unaudited)

	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025
Insurance Reserves:
Personal Automobile	$1,893.9	$1,880.0	$1,826.8	$1,752.1	$1,661.2	$1,640.3
Commercial Automobile	1,063.7	996.1	942.6	894.2	813.0	771.5
Insurance Reserves	$2,957.6	$2,876.1	$2,769.4	$2,646.3	$2,474.2	$2,411.8
Insurance Reserves:
Loss and Allocated LAE Reserves:
Case and Allocated LAE	$1,063.5	$1,027.9	$960.4	$932.7	$906.1	$930.1
Incurred but Not Reported	1,699.3	1,651.8	1,610.9	1,518.7	1,378.8	1,300.5
Total Loss and LAE Reserves	2,762.8	2,679.7	2,571.3	2,451.4	2,284.9	2,230.6
Unallocated LAE Reserves	194.8	196.4	198.1	194.9	189.3	181.2
Insurance Reserves	$2,957.6	$2,876.1	$2,769.4	$2,646.3	$2,474.2	$2,411.8

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Personal Automobile Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Jun 30, 2026	Jun 30, 2025
Results of Operations
Net Premiums Written	$590.7	$650.4	$615.6	$727.6	$767.0	$823.9	$1,241.1	$1,590.9

Earned Premiums	$647.4	$647.0	$696.8	$785.1	$789.3	$753.7	$1,294.4	$1,543.0
Net Investment Income	33.4	34.0	35.7	33.8	31.3	31.8	67.4	63.1
Other Income	1.1	2.7	2.3	2.3	2.6	1.2	3.8	3.8
Total Revenues	681.9	683.7	734.8	821.2	823.2	786.7	1,365.6	1,609.9
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	543.1	568.1	607.6	629.2	571.7	528.4	1,111.2	1,100.1
Catastrophe Losses and LAE	5.1	1.1	1.1	0.6	4.3	2.7	6.2	7.0
Prior Years:
Non-catastrophe Losses and LAE	(8.6)	(2.9)	0.3	8.0	(5.0)	(4.7)	(11.5)	(9.7)
Catastrophe Losses and LAE	—	0.4	(0.8)	(0.1)	0.3	0.1	0.4	0.4
Total Incurred Losses and LAE	539.6	566.7	608.2	637.7	571.3	526.5	1,106.3	1,097.8
Insurance Expenses	140.5	150.6	159.1	172.5	173.7	166.8	291.1	340.5
Adjusted Operating Income (Loss)	1.8	(33.6)	(32.5)	11.0	78.2	93.4	(31.8)	171.6
Income Tax Expense (Benefit)	0.3	(7.4)	(6.0)	1.4	16.1	18.7	(7.1)	34.8
Total Product Line Adjusted Net Operating Income (Loss)	$1.5	$(26.2)	$(26.5)	$9.6	$62.1	$74.7	$(24.7)	$136.8
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	83.8%	87.7%	87.2%	80.1%	72.5%	70.1%	85.9%	71.2%
Current Year Catastrophe Losses and LAE Ratio	0.8	0.2	0.2	0.1	0.5	0.4	0.5	0.5
Prior Years Non-catastrophe Losses and LAE Ratio	(1.3)	(0.4)	—	1.0	(0.6)	(0.6)	(0.9)	(0.6)
Prior Years Catastrophe Losses and LAE Ratio	—	0.1	(0.1)	—	—	—	—	—
Total Incurred Loss and LAE Ratio	83.3	87.6	87.3	81.2	72.4	69.9	85.5	71.1
Insurance Expense Ratio	21.7	23.3	22.8	22.0	22.0	22.1	22.5	22.1
Combined Ratio	105.0%	110.9%	110.1%	103.2%	94.4%	92.0%	108.0%	93.2%
Underlying Combined Ratio[1]
Current Year Non-catastrophe Losses and LAE Ratio	83.8%	87.7%	87.2%	80.1%	72.5%	70.1%	85.9%	71.2%
Insurance Expense Ratio	21.7	23.3	22.8	22.0	22.0	22.1	22.5	22.1
Underlying Combined Ratio	105.5%	111.0%	110.0%	102.1%	94.5%	92.2%	108.4%	93.3%
Non-GAAP Measure Reconciliation
Combined Ratio	105.0%	110.9%	110.1%	103.2%	94.4%	92.0%	108.0%	93.2%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.8	0.2	0.2	0.1	0.5	0.4	0.5	0.5
Prior Years Non-catastrophe Losses and LAE Ratio	(1.3)	(0.4)	—	1.0	(0.6)	(0.6)	(0.9)	(0.6)
Prior Years Catastrophe Losses and LAE Ratio	—	0.1	(0.1)	—	—	—	—	—
Underlying Combined Ratio	105.5%	111.0%	110.0%	102.1%	94.5%	92.2%	108.4%	93.3%
[1]Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Commercial Automobile Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Jun 30, 2026	Jun 30, 2025
Results of Operations
Net Premiums Written	$264.0	$274.6	$244.7	$254.6	$234.5	$244.9	$538.6	$479.4

Earned Premiums	$249.2	$238.2	$238.6	$232.2	$221.5	$208.5	$487.4	$430.0
Net Investment Income	20.3	21.3	21.6	20.0	18.3	18.7	41.6	37.0
Other Income	0.2	—	0.1	0.2	0.1	0.1	0.2	0.2
Total Revenues	269.7	259.5	260.3	252.4	239.9	227.3	529.2	467.2
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	189.6	174.7	172.4	169.5	158.4	153.9	364.3	312.3
Catastrophe Losses and LAE	1.0	0.2	0.3	0.4	1.0	1.1	1.2	2.1
Prior Years:
Non-catastrophe Losses and LAE	17.7	6.1	9.0	43.4	18.6	5.2	23.8	23.8
Catastrophe Losses and LAE	0.1	—	—	0.1	0.1	0.1	0.1	0.2
Total Incurred Losses and LAE	208.4	181.0	181.7	213.4	178.1	160.3	389.4	338.4
Insurance Expenses	43.8	45.6	43.0	42.1	41.1	38.3	89.4	79.4
Adjusted Operating Income (Loss)	17.5	32.9	35.6	(3.1)	20.7	28.7	50.4	49.4
Income Tax Expense (Benefit)	3.2	6.6	6.5	(1.1)	3.8	5.5	9.8	9.3
Total Product Line Adjusted Net Operating Income (Loss)	$14.3	$26.3	$29.1	$(2.0)	$16.9	$23.2	$40.6	$40.1
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	76.1%	73.3%	72.3%	73.0%	71.5%	73.9%	74.8%	72.7%
Current Year Catastrophe Losses and LAE Ratio	0.4	0.1	0.1	0.2	0.5	0.5	0.2	0.5
Prior Years Non-catastrophe Losses and LAE Ratio	7.1	2.6	3.8	18.7	8.4	2.5	4.9	5.5
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	—
Total Incurred Loss and LAE Ratio	83.6	76.0	76.2	91.9	80.4	76.9	79.9	78.7
Insurance Expense Ratio	17.6	19.1	18.0	18.1	18.6	18.4	18.3	18.5
Combined Ratio	101.2%	95.1%	94.2%	110.0%	99.0%	95.3%	98.2%	97.2%
Underlying Combined Ratio[1]
Current Year Non-catastrophe Losses and LAE Ratio	76.1%	73.3%	72.3%	73.0%	71.5%	73.9%	74.8%	72.7%
Insurance Expense Ratio	17.6	19.1	18.0	18.1	18.6	18.4	18.3	18.5
Underlying Combined Ratio	93.7%	92.4%	90.3%	91.1%	90.1%	92.3%	93.1%	91.2%
Non-GAAP Measure Reconciliation
Combined Ratio	101.2%	95.1%	94.2%	110.0%	99.0%	95.3%	98.2%	97.2%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.4	0.1	0.1	0.2	0.5	0.5	0.2	0.5
Prior Years Non-catastrophe Losses and LAE Ratio	7.1	2.6	3.8	18.7	8.4	2.5	4.9	5.5
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	—
Underlying Combined Ratio	93.7%	92.4%	90.3%	91.1%	90.1%	92.3%	93.1%	91.2%
[1]Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Life Insurance Segment
Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Jun 30, 2026	Jun 30, 2025
Results of Operations
Earned Premiums	$102.7	$100.8	$93.4	$99.8	$100.5	$99.7	$203.5	$200.2
Net Investment Income	49.3	48.7	47.1	48.0	44.7	48.4	98.0	93.1
Other Income	0.4	0.3	0.2	0.4	0.3	0.7	0.7	1.0
Total Revenues	152.4	149.8	140.7	148.2	145.5	148.8	302.2	294.3
Policyholders’ Benefits and Incurred Losses and LAE	63.5	64.0	52.5	60.5	63.5	62.2	127.5	125.7
Insurance Expenses	67.3	64.6	64.7	65.6	67.7	66.4	131.9	134.1
Segment Adjusted Operating Income	21.6	21.2	23.5	22.1	14.3	20.2	42.8	34.5
Income Tax Expense	3.3	3.2	3.4	3.5	1.7	3.0	6.5	4.7
Total Segment Adjusted Net Operating Income	$18.3	$18.0	$20.1	$18.6	$12.6	$17.2	$36.3	$29.8

Kemper Corporation
Life Insurance Segment
Results of Operations and Selected Financial Information (continued)
(Dollars in Millions)
(Unaudited)

	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025
Insurance Reserves:
Future Policyholder Benefits	$3,238.1	$3,199.9	$3,248.1	$3,282.2	$3,196.5	$3,186.0
Incurred Losses and LAE Reserves:
Life	35.3	34.4	35.0	31.1	34.3	39.0
Accident and Health	4.7	4.6	4.4	4.3	4.5	4.5
Property	1.8	1.8	1.9	2.0	2.1	2.1
Total Incurred Losses and LAE Reserves	41.8	40.8	41.3	37.4	40.9	45.6
Insurance Reserves	$3,279.9	$3,240.7	$3,289.4	$3,319.6	$3,237.4	$3,231.6

Kemper Corporation
Expenses
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Jun 30, 2026	Jun 30, 2025
Insurance and Other Expenses:
Insurance Expenses:
Policy Acquisition Costs	$156.8	$152.7	$162.9	$173.8	$177.1	$164.3	$309.5	$341.4
Business Unit Operating Costs	58.6	69.2	70.0	94.2	71.4	75.1	127.8	146.5
Corporate Overhead Costs	43.4	46.4	43.5	43.7	44.6	46.7	89.8	91.3
Insurance Expenses	258.8	268.3	276.4	311.7	293.1	286.1	527.1	579.2
Other Expenses:
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	10.6	6.3	5.0	22.9	4.8	5.3	16.9	10.1
Other Corporate Costs	3.0	2.4	—	4.5	2.1	3.1	5.4	5.2
Other Expenses	13.6	8.7	5.0	27.4	6.9	8.4	22.3	15.3
Insurance and Other Expenses	272.4	277.0	281.4	339.1	300.0	294.5	549.4	594.5
Interest Expense	8.9	9.3	9.0	9.1	9.0	11.4	18.2	20.4
Goodwill Impairment	460.0	—	—	—	—	—	460.0	—
Total Insurance, Interest, and Other Expenses	$741.3	$286.3	$290.4	$348.2	$309.0	$305.9	$1,027.6	$614.9

Kemper Corporation
Details of Investment Performance
(Dollars in Millions)
(Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Jun 30, 2026	Jun 30, 2025
Net Investment Income
Interest on Fixed Maturities[1]	$80.9	$79.4	$77.0	$79.1	$76.9	$76.4	$160.3	$153.3
Dividends on Equity Securities Excluding Alternative Investments	2.1	0.7	4.4	2.1	0.7	0.8	2.8	1.5
Alternative Investments:
Equity Method Limited Liability Investments	1.2	0.6	(1.0)	—	(5.3)	(0.7)	1.8	(6.0)
Limited Liability Investments Included in Equity Securities	3.5	7.1	2.9	4.0	3.1	3.7	10.6	6.8
Total Alternative Investments	4.7	7.7	1.9	4.0	(2.2)	3.0	12.4	0.8
Short-term Investments	2.7	3.1	4.0	4.2	6.0	8.6	5.8	14.6
Loans to Policyholders	5.2	5.3	5.2	5.2	5.1	5.3	10.5	10.4
Real Estate	2.7	2.3	2.4	2.5	2.3	2.2	5.0	4.5
Company-Owned Life Insurance	12.1	11.5	11.4	10.8	10.5	10.2	23.6	20.7
Other	3.3	4.0	3.1	3.1	3.3	2.0	7.3	5.3
Total Investment Income	113.7	114.0	109.4	111.0	102.6	108.5	227.7	211.1
Investment Expenses:
Real Estate	2.7	1.8	2.7	2.0	2.2	2.1	4.5	4.3
Other Investment Expenses	5.6	5.1	3.6	4.2	4.5	5.2	10.7	9.7
Total Investment Expenses	8.3	6.9	6.3	6.2	6.7	7.3	15.2	14.0
Net Investment Income	$105.4	$107.1	$103.1	$104.8	$95.9	$101.2	$212.5	$197.1
Net Realized Investment Gains (Losses)
Fixed Maturities:
Gains on Sales	$1.3	$2.6	$0.9	$3.7	$0.4	$1.3	$3.9	$1.7
Losses on Sales	(0.7)	(2.4)	(0.6)	(0.5)	(0.5)	(0.5)	(3.1)	(1.0)
Equity Securities:
Gains on Sales	—	0.2	0.4	0.5	—	—	0.2	—
Losses on Sales	—	—	—	—	—	—	—	—
Other Investments:
Gains on Sales	—	—	0.1	0.2	—	0.1	—	0.1
Losses on Sales	—	—	—	—	—	—	—	—
Net Realized Investment Gains (Losses)	$0.6	$0.4	$0.8	$3.9	$(0.1)	$0.9	$1.0	$0.8
Net Impairment Losses Recognized in Earnings
Other Assets[2]	$(21.0)	$—	$—	$—	$—	$—	$(21.0)	$—
Fixed Maturities	(2.7)	(0.8)	(4.6)	(2.9)	(3.6)	0.3	(3.5)	(3.3)
Real Estate	(0.6)	(0.2)	0.2	(0.1)	—	—	(0.8)	—
Other	0.6	(0.7)	—	(0.1)	—	—	(0.1)	—
Net Impairment Losses Recognized in Earnings	$(23.7)	$(1.7)	$(4.4)	$(3.1)	$(3.6)	$0.3	$(25.4)	$(3.3)
[1]Reduced by interest expense incurred on FHLB borrowings used for spread lending purposes of $3.5 million, $3.9 million, $4.4 million, $4.7 million, $4.8 million, $4.8 million, for the three months ended June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025 and March 31, 2025, respectively.

[2] During the second quarter of 2026, the Company established an allowance for credit loss for the surplus notes related to the Reciprocal Exchange.

Kemper Corporation
Details of Invested Assets
(Dollars in Millions)
(Unaudited)

	Jun 30, 2026		Dec 31, 2025		Dec 31, 2024
	Carrying Value	Percent of Total	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Fixed Maturities Reported at Fair Value:
U.S. Government and Government Agencies and Authorities	$641.8	7.4%	$622.4	7.2%	$486.8	5.5%
States and Political Subdivisions	1,233.3	14.3	1,253.2	14.5	1,233.2	13.9
Foreign Governments	8.5	0.1	11.0	0.1	6.6	0.1
Corporate Securities:
Bonds and Notes	3,710.3	42.9	3,650.3	42.2	3,519.6	39.6
Redeemable Preferred Stocks	9.8	0.1	10.2	0.1	8.9	0.1
Collateralized Loan Obligations	768.8	8.9	843.0	9.7	741.5	8.3
Other Mortgage- and Asset-backed	348.6	4.0	353.2	4.1	413.0	4.6
Total Fixed Maturities Reported at Fair Value	6,721.1	77.7	6,743.3	77.9	6,409.6	72.1
Equity Securities Reported at Fair Value:
Preferred Stocks	19.4	0.2	19.2	0.2	22.6	0.3
Common Stocks	57.1	0.7	65.0	0.7	1.4	—
Other Equity Interests:
Exchange Traded Funds	11.6	0.1	11.9	0.1	10.9	0.1
Limited Liability Companies and Limited Partnerships	221.5	2.6	210.3	2.4	183.6	2.1
Total Equity Securities Reported at Fair Value	309.6	3.6	306.4	3.4	218.5	2.5

Equity Method Limited Liability Investments	183.0	2.1	176.0	2.0	186.3	2.1
Short-term Investments at Cost which Approximates Fair Value	271.4	3.2	313.5	3.6	1,037.1	11.7
Company-Owned Life Insurance	598.2	6.9	579.2	6.7	539.2	6.1
Loans to Policyholders	279.4	3.2	279.9	3.2	280.7	3.2
Other Investments:
Equity Securities Reported at Modified Cost	18.6	0.2	21.7	0.3	22.5	0.2
Real Estate at Depreciated Cost	95.6	1.1	92.7	1.1	99.5	1.1
Mortgage Loans	151.0	1.8	149.8	1.7	75.3	0.8
Other	17.5	0.2	7.1	0.1	19.8	0.2
Total Other Investments	282.7	3.3	271.3	3.2	217.1	2.3
Total Investments	$8,645.4	100.0%	$8,669.6	100.0%	$8,888.5	100.0%

Kemper Corporation
Details of Invested Assets (continued)
(Dollars in Millions)
(Unaudited)

	Jun 30, 2026		Dec 31, 2025		Dec 31, 2024
	Carrying Value	Percent of Total	Carrying Value	Percent of Total	Carrying Value	Percent of Total
S&P Equivalent Rating for Fixed Maturities
AAA, AA, A	$4,674.8	69.6%	$4,750.5	70.5%	$4,576.4	71.4%
BBB	1,595.3	23.7	1,574.4	23.3	1,557.6	24.3
BB, B	410.1	6.1	375.1	5.6	221.7	3.5
CCC or Lower	40.9	0.6	43.3	0.6	53.9	0.8
Total Investments in Fixed Maturities	$6,721.1	100.0%	$6,743.3	100.0%	$6,409.6	100.0%
Duration (in Years)
Total Investments in Fixed Maturities	7.4		7.4		7.7

Kemper Corporation
Investments in Limited Liability
Companies and Limited Partnerships
(Dollars in Millions)
(Unaudited)

	Unfunded Commitment	Reported Value
Asset Class	Jun 30, 2026	Jun 30, 2026	Dec 31, 2025
Reported as Equity Method Limited Liability Investments:
Senior Debt	$54.2	$21.2	$21.1
Mezzanine Debt	39.4	118.8	115.5
Leveraged Buyout	11.9	7.1	6.5
Real Estate	—	26.0	24.1
Other	1.8	9.9	8.8
Total Equity Method Limited Liability Investments	107.3	183.0	176.0

Reported as Other Equity Interests at Fair Value:
Mezzanine Debt	83.5	120.1	115.8
Leveraged Buyout	41.9	44.0	40.5
Distressed Debt	17.5	9.5	10.8
Senior Debt	7.3	24.5	25.5
Growth Equity	4.7	11.9	10.7
Other	3.9	11.5	7.0
Total Reported as Other Equity Interests at Fair Value	158.8	221.5	210.3

Other Equity Investments	—	4.5	5.9

Total Investments in Limited Liability Companies and Limited Partnerships	$266.1	$409.0	$392.2

Kemper Corporation
Definitions of Non-GAAP Financial Measures

The Company believes that investors’ understanding of Kemper’s performance is enhanced by the disclosure of the following non-GAAP financial measures. The methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Adjusted Consolidated Net Operating Income is an after-tax, non-GAAP financial measure and is computed by excluding from Net (Loss) Income attributable to Kemper Corporation the after-tax impact of:

(i) Change in Fair Value of Equity and Convertible Securities;
(ii) Net Realized Investment Gains (Losses);
(iii) Impairment Losses;
(iv) Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs;
(v) Debt Extinguishment and Other Charges;
(vi) Goodwill Impairment;
(vii) Non-Core Operations; and
(viii) Significant non-recurring or infrequent items that may not be indicative of ongoing operations

Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is Net (Loss) Income attributable to Kemper Corporation. There were no applicable significant non-recurring items that the Company excluded from the calculation of Adjusted Consolidated Net Operating Income for the three and six months ended June 30, 2026 or 2025.

The Company believes that Adjusted Consolidated Net Operating Income provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Change in Fair Value of Equity and Convertible Securities, Net Realized Investment Gains (Losses) and Impairment Losses related to investments included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the insurance underwriting process. Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs may vary significantly between periods and are generally driven by the timing of business decisions which are unrelated to the insurance underwriting process. In the second quarter of 2026, the Company completed the sale of Newins and recorded a gain in connection with the transaction. In the third quarter of 2025, a restructuring program was launched to achieve operational and organizational efficiencies. The Company will continue to evaluate additional efficiency opportunities through 2027. Debt Extinguishment and Other Charges relate to (i) loss from early extinguishment of debt, which is driven by the Company’s financing and refinancing decisions and capital needs, as well as external economic developments such as debt market conditions, the timing of which is unrelated to the insurance underwriting process; and (ii) other charges that are non-standard, not part of the ordinary course of business, and unrelated to the insurance underwriting process. Goodwill Impairments are excluded because they are infrequent and non-recurring charges. Non-Core Operations includes the results of our Preferred Insurance business which we expect to fully exit. These results are excluded because they are irrelevant to our ongoing operations and do not qualify for Discontinued Operations under GAAP. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends. The preceding non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures, as they do not fully recognize the profitability of the Company’s businesses.

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)

A reconciliation of Net (Loss) Income attributable to Kemper Corporation to Adjusted Consolidated Net Operating Income is presented below:

	Three Months Ended						Six Months Ended
Dollars in Millions (Unaudited)	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Jun 30, 2026	Jun 30, 2025
Net (Loss) Income attributable to Kemper Corporation	$(464.8)	$(1.7)	$(8.0)	$(21.0)	$72.6	$99.7	$(466.5)	$172.3
Less Net (Loss) Income From:
Change in Fair Value of Equity and Convertible Securities	(1.4)	(1.0)	(1.4)	(1.7)	(0.4)	0.1	(2.4)	(0.3)
Net Realized Investment Gains (Losses)	0.5	0.3	0.6	3.1	(0.1)	0.7	0.8	0.6
Impairment Losses	(18.8)	(1.3)	(3.4)	(2.5)	(2.8)	0.2	(20.1)	(2.6)
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	(11.6)	(5.0)	(15.5)	(19.6)	(3.8)	(4.2)	(16.6)	(8.0)
Debt Extinguishment and Other Charges	—	—	—	—	—	0.4	—	0.4
Goodwill Impairment	(460.0)	—	—	—	—	—	(460.0)	—
Non-Core Operations	0.2	(7.2)	(2.9)	(20.7)	(4.4)	(3.9)	(7.0)	(8.3)
Adjusted Consolidated Net Operating Income	$26.3	$12.5	$14.6	$20.4	$84.1	$106.4	$38.8	$190.5

Adjusted Consolidated Net Operating Income Per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Adjusted Consolidated Net Operating Income by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Net (Loss) Income attributable to Kemper Corporation per Unrestricted Share ‐ basic. A reconciliation of Net (Loss) Income attributable to Kemper Corporation per Unrestricted Share - basic to Adjusted Consolidated Net Operating Income per Unrestricted Share is presented below:

	Three Months Ended						Six Months Ended
Dollars in Millions (Unaudited)	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Jun 30, 2026	Jun 30, 2025
Net (Loss) Income attributable to Kemper Corporation per Unrestricted Share	$(7.90)	$(0.03)	$(0.13)	$(0.34)	$1.13	$1.56	$(7.93)	$2.69
Less Net (Loss) Income per Unrestricted Share From:
Change in Fair Value of Equity and Convertible Securities	(0.02)	(0.02)	(0.02)	(0.03)	—	—	(0.04)	—
Net Realized Investment Gains	—	0.01	0.01	0.05	—	0.01	0.01	0.01
Impairment Losses	(0.32)	(0.02)	(0.06)	(0.04)	(0.04)	—	(0.34)	(0.04)
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	(0.19)	(0.09)	(0.26)	(0.32)	(0.07)	(0.07)	(0.28)	(0.14)
Debt Extinguishment and Other Charges	—	—	—	—	—	0.01	—	0.01
Goodwill Impairment	(7.82)	—	—	—	—	—	(7.82)	—
Non-Core Operations	—	(0.12)	(0.05)	(0.33)	(0.07)	(0.06)	(0.12)	(0.13)
Adjusted Consolidated Net Operating Income per Unrestricted Share	$0.45	$0.21	$0.25	$0.33	$1.31	$1.67	$0.66	$2.98

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)

Return on Adjusted Shareholders' Equity is a calculation that uses a non-GAAP financial measure. It is calculated by dividing the period’s annualized Net (Loss) Income attributable to Kemper Corporation, excluding the annualization of the after-tax goodwill impairment and the credit loss allowance recognized on the Reciprocal Exchange surplus notes, by the average shareholders’ equity excluding net unrealized gains and losses on fixed maturities, the change in discount rate on future life policyholder benefits and goodwill. Return on Shareholders' Equity is the most directly comparable GAAP measure. We use this non-GAAP measure to identify and analyze the change in performance attributable to management efforts between periods. The Company believes this non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.

A reconciliation of Return on Shareholders’ Equity to Return on Adjusted Shareholders' Equity is presented below:

	Three Months Ended						Six Months Ended
Dollars in Millions (Unaudited)	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Jun 30, 2026	Jun 30, 2025
Numerator:
Annualized Net (Loss) Income attributable to Kemper Corporation[1]	$(429.4)	$(6.8)	$(32.0)	$(84.0)	$290.4	$398.8	$(456.4)	$344.6

Denominator:
Average Shareholders' Equity[2]	$2,421.2	$2,665.5	$2,706.8	$2,842.8	$2,935.5	$2,853.0	$2,507.9	$2,886.5

Less: Average Net Unrealized Losses on Fixed Maturities	616.6	601.5	559.8	595.9	638.6	667.6	599.8	657.9
Less: Average Change in Discount Rate on Future Life Policyholder Benefits	(391.9)	(376.0)	(333.4)	(343.0)	(368.0)	(373.2)	(378.2)	(372.1)
Less: Average Goodwill	(1,017.1)	(1,250.7)	(1,250.7)	(1,250.7)	(1,250.7)	(1,250.7)	(1,094.9)	(1,250.7)
Average Adjusted Shareholders' Equity[2]	$1,628.8	$1,640.3	$1,682.5	$1,845.0	$1,955.4	$1,896.7	$1,634.6	$1,921.6

Return on Shareholders' Equity:
Return on Shareholders' Equity	(17.7)%	(0.3)%	(1.2)%	(3.0)%	9.9%	14.0%	(18.2)%	11.9%
Return on Adjusted Shareholders' Equity	(26.4)%	(0.4)%	(1.9)%	(4.6)%	14.9%	21.0%	(27.9)%	17.9%
[1] Excludes the annualization of the $460.0 million after-tax goodwill impairment and the $16.6 million after-tax credit loss allowance ($21.0 million pre-tax) recognized on the Reciprocal Exchange surplus notes for the three and six months ended June 30, 2026.

[2] Average shareholders' equity and average adjusted shareholders’ equity for the three months ended is the simple average of the beginning and ending balances for the period. Average shareholders’ equity and average adjusted shareholders’ equity on a year-to-date basis is the (a) the sum of the balance at the beginning of the year and the ending balance for each quarter within that year divided by (b) the number of quarters in the period presented plus one.

Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding Total Incurred Losses and LAE Ratio, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance Expense Ratio.

The Company believes Underlying Losses and LAE and the Underlying Combined Ratio are useful to investors and uses these financial measures to reveal the trends in the Company’s Property & Casualty Insurance segment that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses may cause the Company’s loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on incurred losses and LAE and the Combined Ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of the Company’s insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance.

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)

Adjusted Book Value Per Share is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains and losses on fixed income securities, the change in discount rate on future life policyholder benefits and goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized gains and losses on fixed income securities, the change in discount rate on future life policyholder benefits and goodwill in conjunction with book value per share to identify and analyze the change in net worth excluding goodwill attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. The “Adjusted Book Value Per Share” metric was referred to as “Tangible Book Value Per Share” in prior periods.

A reconciliation of Book Value Per Share to Adjusted Book Value Per Share is presented below:

	As of
Dollars and Shares in Millions Except Per Share Amounts (Unaudited)	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025
Numerator:
Kemper Corporation Shareholders’ Equity	$2,192.8	$2,649.6	$2,681.4	$2,732.1	$2,953.4	$2,917.6

Less: Net Unrealized Losses on Fixed Maturities	596.5	636.7	566.2	553.4	638.6	638.6
Less: Change in Discount Rate on Future Life Policyholder Benefits	(382.7)	(401.1)	(350.8)	(316.0)	(370.0)	(366.0)
Less: Goodwill	(783.5)	(1,250.7)	(1,250.7)	(1,250.7)	(1,250.7)	(1,250.7)
Adjusted Shareholders' Equity	$1,623.1	$1,634.5	$1,646.1	$1,718.8	$1,971.3	$1,939.5

Denominator:
Common Shares Issued and Outstanding	58.922	58.821	58.667	60.202	63.576	63.979

Book Value Per Share:
Book Value Per Share	$37.22	$45.05	$45.71	$45.38	$46.45	$45.60

Less: Net Unrealized Losses on Fixed Maturities	10.13	10.82	9.65	9.19	10.04	9.98
Less: Change in Discount Rate on Future Life Policyholder Benefits	(6.50)	(6.82)	(5.98)	(5.25)	(5.82)	(5.72)
Less: Goodwill	(13.30)	(21.26)	(21.32)	(20.77)	(19.66)	(19.55)
Adjusted Book Value Per Share	$27.55	$27.79	$28.06	$28.55	$31.01	$30.31